UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – December 10, 2015

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure.

On December 10, 2015, Extended Stay America, Inc. and ESH Hospitality, Inc. (together the “Company”) issued a press release announcing the closing of the portfolio sale described below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.

The information contained under this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01	Other Events.

Portfolio Sale

On December 8, 2015, the Company, through various operating subsidiaries, closed the previously announced sale of a portfolio of 53 hotels containing an aggregate of 6,617 rooms and the Crossland Economy Studios name, trademark, service marks, domain names and associated intellectual property for an aggregate amount of approximately $285.0 million in cash, subject to customary adjustments. Concurrently with the closing, the Company amended certain existing intercompany agreements governing the assets sold in the transaction, which amendments will be filed as exhibits to the Company’s combined annual report on Form 10-K for the year ending December 31, 2015.

Special Distribution

On December 10, 2015, the Company issued a press release announcing that the Board of Directors of ESH Hospitality, Inc. declared a special cash distribution of $0.19 per share, payable to ESH Hospitality, Inc.’s Class A and Class B common shareholders. Also, the Board of Directors of Extended Stay America, Inc. declared a special cash distribution of $0.06 per share, payable to Extended Stay America, Inc.’s common shareholders. These special distributions will be payable on January 18, 2016 to shareholders of record as of January 4, 2016. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 8.01.

Share Repurchase Program

On December 10, 2015, the Company issued a press release announcing that the Board of Directors of Extended Stay America, Inc. and the Board of Directors of ESH Hospitality, Inc. each authorized a combined share repurchase program for up to $100.0 million of the outstanding Paired Shares. The program is scheduled to expire on December 31, 2016, unless extended by each of Board of Directors. Repurchases may be made at management’s discretion from time to time in the open market, in privately negotiated transactions or by other means (including Rule 10b5-1 trading plans), subject to compliance with existing debt agreements. Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated December 10, 2015, announcing closing of the transaction.

99.2	Press Release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated December 10, 2015, announcing special distribution and share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: December 10, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: December 10, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated December 10, 2015, announcing closing of the transaction.

99.2	Press Release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated December 10, 2015, announcing special distribution and share repurchase program.